UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

February 19, 2008
Date of Report (Date of Earliest Event Reported)

HEWLETT-PACKARD COMPANY
(Exact name of registrant as specified in its charter)

DELAWARE	1-4423	94-1081436
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3000 HANOVER STREET, PALO ALTO, CA		94304
(Address of principal executive offices)		(Zip code)

(650) 857-1501
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On February 19, 2008, Hewlett-Packard Company (“HP”) issued a press release relating to its fiscal quarter ended January 31, 2008 entitled “HP Reports First Quarter 2008 Results.” The text of this press release, with the related GAAP consolidated condensed statements of earnings, GAAP consolidated condensed balance sheets, adjustments to certain GAAP financial information, GAAP consolidated condensed statements of cash flows, certain segment and business unit information, and certain additional financial information, is furnished herewith as Exhibit 99.1. The information in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”) solely as a result of being included in Exhibit 99.1.

HP’s GAAP consolidated condensed statements of earnings, GAAP consolidated condensed balance sheets and certain segment information for the fiscal quarter ended January 31, 2008 also are filed herewith as Exhibit 99.2. The information in Exhibit 99.2 is filed for purposes of Section 18 of the Exchange Act and therefore may be incorporated by reference into filings under the Securities Act.

To supplement HP’s consolidated condensed financial statements presented on a GAAP basis, HP provides non-GAAP operating profit, non-GAAP operating margin, non-GAAP net earnings, non-GAAP diluted earnings per share and gross cash. HP also provides forecasts of non-GAAP diluted earnings per share. A reconciliation of the adjustments to GAAP results for HP’s fiscal quarter ended January 31, 2008 and prior periods is included in the tables that are a part of Exhibit 99.1. In addition, an explanation of the ways in which HP management uses these non-GAAP measures to evaluate its business, the substance behind HP management’s decision to use these non-GAAP measures, the material limitations associated with the use of these non-GAAP measures, the manner in which HP management compensates for those limitations, and the substantive reasons why HP management believes that these non-GAAP measures provide useful information to investors is included under “Use of Non-GAAP Financial Information” in Exhibit 99.1. This additional non-GAAP financial information is not meant to be considered in isolation or as a substitute for operating profit, operating margin, net earnings, diluted earnings per share, or cash and cash equivalents prepared in accordance with GAAP.

At the beginning of each fiscal year, HP conducts a review of its financial reporting structure and determines whether changes should be made to align its financial reporting more closely with its business structure. As a result of HP’s fiscal 2008 review, HP has implemented certain fiscal 2008 organizational reclassifications. To provide improved visibility and comparability, HP has reflected these reclassifications in prior periods on an as-if basis. The changes reflect the movement of certain businesses into the HP Software segment from the Enterprise Storage and Servers and HP Services segments and revenue shifts among the business units within the Personal Systems Group and the Imaging and Printing Group segments. None of these changes impacts HP’s previously reported consolidated net revenue, earnings from operations, net earnings or net earnings per share. Supplemental financial tables illustrating the impact by segment and by business unit of these organizational reclassifications are attached hereto as Exhibit 99.3. Exhibit 99.3 is furnished herewith and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, nor shall it be deemed incorporated by reference into any filing under the Securities Act.

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description

Exhibit 99.1

Text of HP’s press release relating to its fiscal quarter ended January 31, 2008, entitled “HP Reports First Quarter 2008 Results,” with the related GAAP consolidated condensed statements of earnings, GAAP consolidated condensed balance sheets, adjustments to certain GAAP financial information, GAAP consolidated condensed statements of cash flows, certain segment and business unit information, and certain additional financial information (furnished herewith).

Exhibit 99.2	HP’s GAAP consolidated condensed statements of earnings, GAAP consolidated condensed balance sheets, and segment information for its fiscal quarter ended January 31, 2008 (filed herewith).

Exhibit 99.3	HP’s revised segment revenue and earnings from operations and revised business unit revenue for fiscal 2006 and 2007 (furnished herewith).

SIGNATURE Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEWLETT-PACKARD COMPANY

DATE: February 19, 2008	By:	/s/ Michael J. Holston
	Name:	Michael J. Holston
	Title:	Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 99.1

Text of HP’s press release relating to its fiscal quarter ended January 31, 2008 entitled “HP Reports First Quarter 2008 Results,” with the related GAAP consolidated condensed statements of earnings, GAAP consolidated condensed balance sheets, adjustments to certain GAAP financial information, GAAP consolidated condensed statements of cash flows, certain segment and business unit information, and certain additional financial information (furnished herewith).

Exhibit 99.2	HP’s GAAP consolidated condensed statements of earnings, GAAP consolidated condensed balance sheets, and segment information for its fiscal quarter ended January 31, 2008 (filed herewith).

Exhibit 99.3	HP’s revised segment revenue and earnings from operations and revised business unit revenue for fiscal 2006 and 2007 (furnished herewith).